SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by party other than the registrant [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Uniservice Corporation
                (Name of Registrant as Specified in Its Charter)
                   -------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6j(2)
[ ] $500 per each party to the controversy  pursuant to Exchange Act Rule  14a-6
    (i)(3)
[ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(45) and 0-11
[X] No fee required

(1) Title of each class of securities to which transaction applies: Class A Common Stock

(2) Aggregate number of securities to which transactions applies: 1,450,000

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: n/a

(4) Proposed maximum aggregate value of transaction: none


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no.:

(3)  Filing party:

(4)  Date filed:

                             UNISERVICE CORPORATION


     350 East Las Olas Boulevard, Suite 1700, Fort Lauderdale Florida 33301

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on April 3, 2001
                           350 East Las Olas Boulevard
                         Fort Lauderdale, Florida 33301

To the Shareholders
of Uniservice Corporation:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Uniservice Corporation, a Florida corporation, will be held at 2:00 p.m., local time, on April 3, 2001, at 350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 for the following purposes:

         (1) To elect six members of the board of directors to hold office until the 2001 annual meeting of shareholders or until their successors are duly elected and qualified; and

         (2) To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

         The board of directors has fixed the close of business on February 12, 2001 as the record date for determining those shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                              By Order of the Board of Directors


                                              RICARDO VILENSKY
                                              Chief Executive Officer


Fort Lauderdale, Florida
March 5, 2001

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             UNISERVICE CORPORATION

                             ----------------------


                                 PROXY STATEMENT

                              ---------------------



         This Proxy Statement is furnished in connection with the solicitation by the board of directors of Uniservice Corporation, a Florida corporation, of proxies from the holders of Uniservice Corporation's Common Stock, par value $.0001 per share, for use at the 2000 Annual Meeting of Shareholders of Uniservice Corporation to be held at 2:00 p.m., local time, on April 3, 2001, at 350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 or at any adjournment(s) or postponement(s) thereof, pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the form of proxy are first being sent to shareholders is March 6, 2001. Shareholders should review the information provided in this Proxy, in conjunction with:

         o 1999 Annual Report on Form 10K-SB,
         o Quarterly Report on Form 10Q-SB for the nine months ended September 30, 2000, and
         o current report on Form 8-K filed on September 21, 2000

The above information accompanies this Proxy Statement.

         Please note that transactions contemplated in Uniservice Corporation's current Registration Statement on Form SB-2 are not accounted for in this Proxy Statement. These transactions, which contemplate the acquisition of a majority interest in Rebrisa S.A., a Chilean corporation, are described in the current Report on Form 8-A, filed September 21, 2000 and the current registration statement filed on Form SB-2, as amended.

         Uniservice Corporation's principal executive offices are located at Carmencita 25, Suite 102, Las Condes - Santiago, Chile, and its telephone number is 011 (562) 378-4011. The U.S. mailing address is 350 East Las Olas Blvd., Suite 1700, Fort Lauderdale, Florida 33301.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of Uniservice Corporation's board of directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with Uniservice Corporation's secretary at Uniservice Corporation's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by Uniservice Corporation at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by Uniservice Corporation. In addition to the use of mail, employees of Uniservice Corporation may solicit proxies personally and by telephone. Uniservice Corporation's employees will receive no compensation for soliciting proxies other than their regular salaries. Uniservice Corporation may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. Uniservice Corporation may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, Uniservice Corporation's shareholders will consider and vote upon the following matters:

         (1) The election of six members to Uniservice Corporation's board of directors to serve until Uniservice Corporation's 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified; and

         (2) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the six nominees for director named below. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The board of directors has set the close of business on February 12, 2001, as the record date for determining shareholders of Uniservice Corporation entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 1,450,000 shares of Class A Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. As of the record date, there were 1,400,000 shares of Class B Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Class B Common Stock is entitled to ten votes on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Ratification of appointment of Uniservice Corporation's auditors and other matters that may be submitted to a vote of the shareholders, will require the affirmative vote of the majority of the shares of Uniservice Corporation's Common Stock at the Annual Meeting in person or by proxy, unless such matter is one for which a greater vote is required by law or by Uniservice Corporation's articles of incorporation or by-laws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, Uniservice Corporation will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of February 12, 2001, information with respect to the beneficial ownership of Uniservice Corporation's Common
Stock by (i) each person who is known by Uniservice Corporation to own beneficially more than 5% of its Common Stock, (ii) each director and nominee director, (iii) each named executive officer, and (iv) all directors and executive officers as a group. The addresses for the individuals named below is Carmencita 25, Suite 102, Santiago, Chile.



                                     Number of Shares
    Name of                          of Common Stock            Ownership      Voting
Beneficial Owner                    Beneficially Owned         Percentage    Percentage
Ricardo Vilensky                         1,460,000(1)               51%            92%
Avram Fritch                                67,900                   2%             *
Mauricio Aguirre                             2,000                   *              *
Sergio Vivanco                               2,000                   *              *
Juan Carlos Cerda                               -0-                 -0-            -0-
Fernando Abud                                   -0-                 -0-            -0-
All executive officers and
directors as a group (6 persons)         1,531,900                  54%            93%

(1) Includes 1,400,000 shares of Class B Common Stock that have 10 votes for each share of Class B Common Stock held.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires Uniservice Corporation's directors and executive officers, and persons who own more than ten percent of Uniservice Corporation's outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish Uniservice Corporation with copies of all such reports they file.

         To Uniservice Corporation's knowledge, based solely on a review of the copies of reports furnished to Uniservice Corporation and written representations, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were not complied with on a timely basis for the period which this proxy relates. Currently, the Company believes all reports have been updated and filed as required by Section 16(a).

                                   PROPOSAL 1:

                         ELECTION OF DIRECTORS; NOMINEES

         Uniservice Corporation's by-laws provide that the number of directors constituting Uniservice Corporation's board of directors shall not be less than one nor more than fifteen, as determined in the manner provided by Uniservice Corporation's bylaws. Uniservice Corporation's bylaws provide that the number of directors shall be fixed from time to time by resolution of the board of directors. The board of directors has fixed at six the number of directors that will constitute the board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at Uniservice Corporation's 2001 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         Uniservice Corporation has nominated each of Ricardo Vilensky, Avram Fritch, Mauricio Aguirre, Sergio Vivanco, Juan Carlos Cerda, and Fernando Abud to be elected as a director at the Annual Meeting. The board of directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the board of directors.

                                   MANAGEMENT

         The following table sets forth certain information concerning the current directors and executive officers of Uniservice Corporation:

Name                      Age     Position

Ricardo Vilensky           43     Chief Executive Officer, Chairman of the Board
                                  of Directors

Avram Fritch               41     President and Director

Mauricio Aguirre           36     Chief  Financial  Officer,  Vice  President of
                                  Finance   and  Administration,  Secretary  and
                                  Director

Sergio Vivanco             46     Director

Juan Carlos Cerda          43     Director

Fernando Abud              49     Director

         Ricardo Vilensky has served as chief executive officer and chairman since Uniservice Corporation's formation in November 1997 and as the chief executive officer and chairman of Kentucky Foods Chile since its formation in 1986. He served as president of Kentucky Foods Chile since its inception through July 2000. He has also served as a director of Rebrisa S.A. since May 1999. From July 1991 to April 2000, Mr. Vilensky served as chairman and owned 50% of Ann Arbor Foods, S.A., the owner of Domino's Pizza franchises in Chile. From June 1991 to September 1996 he was the general manager of Commercial Submarine Chile Limitada. From 1982 to 1994, Mr. Vilensky was the general manager and legal representative for El Vegetariano, a vegetarian restaurant in Santiago, Chile. Mr. Vilensky has over 20 years experience in the restaurant business.

         Avram Fritch has served as director since August 1998 and president since June 2000. Mr. Fritch is the founder and served as president of General Security Chile, S.A., from 1991 to 1999 when he sold General Security Chile, S.A. to Tyco International. General Security is a residential and commercial security and alarm company located in Santiago, Chile, since 1991. He also served as managing director of Tyco International's Latin American subsidiary, where he developed security systems in Mexico, Costa Rica and Argentina. Since 1996, he has served as the president of Inversiones y Rentas Carmel S.A., a Chilean investment company and shareholder of Rebrisa S.A. Since January 2000 Mr. Fritch has served as executive vice president and chief operating officer of Rebrisa S.A. He also serves on the board of directors of Fertilizantes de Centroamerica. Mr. Fritch is a mechanical engineer and was a captain in the Defense Force of Israel.

         Mauricio Aguirre has served as chief financial officer, vice president of finance and administration and director since August 1998. He was appointed secretary in late 2000. He has served as president of administration and finance of Kentucky Foods Chile since September 1994 and as director of Kentucky Foods Chile since October 1995. He was appointed president of Kentucky Foods Chile in July 2000. From 1989 to September 1994, Mr. Aguirre was the controller and a vice-president of Lan Chile, the national airline of Chile. Mr. Aguirre is a commercial engineer, public accountant and auditor.

         Sergio Vivanco has served as a member of the board of directors since August 1998. He has served as a director of Rebrisa S.A. since January 2000. Mr. Vivanco has been a member of the board of directors of Kentucky Foods Chile since 1991 and is a member of the board of directors of Inversiones Huillimapu S.A., an affiliate of Inversiones e Inmobiliaria Kyoto. Mr. Vivanco has been an attorney since 1979 and has served as general counsel to Inversiones e Inmobiliaria Kau Kau and Kentucky Foods Chile since 1986. Mr. Vivanco is a partner in the law firm of Abud, Vivanco and Vergara in Santiago, Chile, which serves as our legal counsel in Chile.

         Juan Carlos Cerda has served as director since August 1998. He has served as directors of Kentucky Foods Chile since May 1996. From June 1994 through 1998, Mr. Cerda was a partner with the law firm of Estudio Juridico Figueroa and Valenzuela in Chile. He is currently a partner with the tax consulting firm of Cerda y Compania, located in Chile. Since March 1994, Mr. Cerda has been a professor of Planification and Tributary Management at the University of Santiago. From 1991 through May 1994, he was a tax advisor to the Arauco Enterprise Group in Chile.

         Ferando Abud began serving as a director in February 2001. Mr. Abud has been a partner with the law firm of Abud, Vivanco and Vergara since March 1995. Between 1977 and 1993, Mr. Abud was a partner with the law firm of Abud y Cia, Abogados. Between 1977 and 1993, he was an attorney for the Copper Chilean Commission, where he served as the legal subdirector from 1978 to 1986 and from 1986 to 1993, as secretary general. Mr. Abud served as a director for Kentucky Foods Chile S.A. from 1996 until 2000. Mr. Abud's law firm serves as Uniservice Corporation's legal counsel in Chile.

         Uniservice Corporation's non-employee directors, Sergio Vivanco, Juan Carlos Cerda and Fernando Abud, will receive $200 plus expenses for attendance at each meeting of the board of directors, as well as reimbursement of reasonable out-of-pocket expenses incurred in connection with their attendance at the meetings.

         During the year ended December 31, 1999, Uniservice Corporation's board of directors held four meetings and took action by unanimous written consent a total of five times. All directors were present at each meeting.

Committees of the Board of Directors

Audit Committee

         The Audit Committee currently consists of Juan Carlos Cerda, Sergio Vivanco, and Fernando Abud. The Audit Committee reviews the work of the audit staff and direct reports covering such work to be prepared. The Audit Committee oversees Uniservice Corporation's continuous audit program to protect against improper and unsound practices and to furnish adequate protection for all of its assets and records. The Audit Committee also acts as liaison to Uniservice Corporation's independent certified public accountants, and conducts such audit work as is necessary and receives written reports, supplemented by such oral reports as it deems necessary, from Uniservice Corporation's independent certified public accountants. During the year ended December 31, 1999, the Audit Committee held two meetings. Based upon the Audit Committee's review and discussions with management and the independent auditors, the Audit Committee recommended to the board of directors that Uniservice Corporation's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, for filing with the SEC.

         On June 6, 2000, the board of directors approved and adopted a formal written Audit Committee Charter, which is included with this Proxy as Exhibit A.

                             Audit Committee Report

         In accordance  with recent SEC and Nasdaq SmallCap  promulgations,  the
Audit Committee will review and discuss with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, and review and discuss the audited financial statements of Uniservice Corporation, both with and without management present. In addition, the Audit Committee will obtain from the independent auditors a formal written statement describing all relationships between the auditors and Uniservice Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and will discuss with the auditors any relationships that may impact their objectivity and independence and satisfy itself as to the auditors' independence.

Compensation Committee

         The Compensation Committee of the board of directors administers our Stock Option Plan and makes recommendations to the board of directors concerning compensation, including incentive arrangements, of our officers and key employees. The Compensation Committee consists of Messrs. Vivanco, Cerda and Fritch. The Compensation Committee did not hold any meetings during the fiscal year ended December 31, 1999.

         Both the Audit Committee and the Compensation Committee consist of a majority of independent directors. The board of directors does not have a nominating committee.

         Of the six members of the board of directors, Messrs. Cerda, Vivanco and Abud are non-employee directors. However, Mr. Cerda has provided Uniservice Corporation tax consulting services and Mr. Vivanco serves as Uniservice Corporation's Chilean legal counsel. Mr. Abud and Mr. Vivanco are partners in the law firm Abud, Vivanco Vergara. They are considered independent directors as defined by the rules for companies listed on the Nasdaq SmallCap Market.

         There are no family relationships among any of the executive officers or directors.

Executive Compensation

         The following table sets forth compensation awarded to, earned by or paid to Uniservice Corporation's chief executive officer and each executive officer whose compensation exceeded $100,000 for the year ended December 31, 1999. We did not grant any stock options, restricted stock awards or stock appreciation rights or make any long-term incentive plan payments during 1999. The compensation Mr. Vilensky derived in 1997 was received from Kentucky Foods Chile.

                           Summary Compensation Table

Name and                                                            Other Annual
Principal Position        Year       Salary          Bonus          Compensation

Ricardo Vilensky, CEO     1999      $80,000         $44,559             $36,000
and Chairman              1998           -0-             -0-                 -0-
                          1997      $85,868              -0-            $19,305

Employment Agreements

         Ricardo Vilensky, chief executive officer and chairman. Mr. Vilensky entered into a written three-year employment agreement, which commenced August 1998. Under the terms and conditions of his employment agreement, Mr. Vilensky receives an initial annual base salary of $80,000, annual bonuses of up to $100,000, as determined by our board of directors, and other annual compensation of $90,000, which includes:

        o $15,000 for school expenses for Mr. Vilensky's children,
        o $10,000 for entertainment,
        o $20,000 for travel,
        o $20,000 for medical reimbursement, and
        o $28,000 for automobile expenses including cost of vehicle, maintenance and insurance.

         Mr. Vilensky is reimbursed for his ordinary and necessary business expenses including fees for membership in one business or social club, up to a maximum of $5,000 per year, and in other clubs and organizations as we and Mr. Vilensky mutually agree are necessary and appropriate. Upon the effectiveness of the current registration statement filed with the Securities and Exchange Commission, we will enter into a new employment agreement with Mr. Vilensky. His salary will be reduced by approximately 25% percent. In consideration for accepting this reduction in salary, Mr. Vilensky will receive a bonus of approximately $300,000, payable when and if cash flows and profits permit.

         Mauricio Aguirre, chief financial officer. Mr. Aguirre entered into a written one year employment agreement, which commenced August 1998. This agreement was automatically renewed through December 31, 2000. Pursuant to the terms and conditions of his employment agreement, Mr. Aguirre receives an annual base salary of $60,000, bonuses of up to $30,000 per year, as determined by our board of directors, and other annual compensation of $20,000. This includes
$10,000 for medical reimbursement and $10,000 for automobile expenses. On January 1, 2001, Mr. Aguirre entered into a new employment contract with our subsidiary, Administradora de Servicios de Personal Millantue Ltda. His salary has been reduced by approximately 15% percent. In consideration for accepting this reduction in salary, Mr. Aguirre will receive a bonus of approximately $130,000, payable when and if cash flows and profits permit.

         Uniservice Corporation is also negotiating an employment agreement with Avram Fritch. The terms of this agreement should be similar to the new employment agreement (excluding $300,000 bonus) being negotiated with Ricardo Vilensky.

         Chilean Social Security/AFP and ISAPRE. Messrs. Vilensky and Aguirre are also entitled to receive certain social security benefits under Chilean law. The social security laws in Chile were established as a private system that requires all companies to retain approximately 20% of the gross salaries of its employees, up to a maximum of $4,408.95 per year, which is used to pay both Administrators of Pension Funds Companies (AFP) and Institutions of Previsional Health (ISAPRE).

         The allocation of this 20% to each service is approximately as follows:

         (1) 10% to the AFP: This amount is deposited in an individual interest-bearing account of each employee to cover their retirement. In Chile, the age of retirement is 60 for women and 65 for men.
         (2) 3% to the AFP: This amount covers any partial or permanent disability and, in the case of death, will provide a monthly amount to the deceased's spouse. The amount paid corresponds to 70% of an employee's average salary, based upon the last 10 years of the employee's life.
         (3) 7% to the ISAPRE: This amount covers medical fees, hospitalization and clinical examinations. This percentage may be voluntarily increased by the employee according to the employee's contractual agreement with the employee's ISAPRE. In many instances it may be necessary for individuals to pay additional costs for health care.

         Additionally, Chilean law requires the payment of one month salary (up to a maximum of approximately $1,713.00) for each year (or portion thereof in excess of six months worked in the last year), worked by the employee when he is dismissed without cause, subject to a maximum of eleven months (up to a maximum of $1,713.00 per month, or an aggregate of $18,844.00). When the employee terminates his or her employment, no compensation is legally required.

Option Grants in Last Fiscal Year

         No option or SAR grants were granted in the years ended December 31, 1999 or 2000.

Incentive and Non-Qualified Stock Option Plan

         On January 5, 1998, the board of directors and a majority of Uniservice Corporation's shareholders adopted Uniservice Corporation's Stock Option Plan. The purpose of the Plan is to increase the employees', advisors', consultants', and directors' proprietary interest in Uniservice, to align more closely their interests with the interests of Uniservice Corporation's shareholders, and to enable Uniservice Corporation to attract and retain the services of experienced and highly qualified employees and directors. Uniservice has reserved an aggregate of 200,000 shares of Class A Common Stock under the Plan.

         Uniservice Corporation's board of directors, or a committee thereof, administers and interprets the Plan and is authorized to grant options thereunder to all eligible employees of Uniservice Corporation, including officers and directors (whether or not employees) of Uniservice Corporation. The Plan provides for the granting of "incentive stock options" (as defined in Section 422 of the Internal Revenue Code), non-statutory stock options and "reload options." Options may be granted under the Plan on such terms and at such prices as determined by the Board, or a committee thereof, except that in the case of an incentive stock option granted to a 10% shareholder, the per share exercise price will not be less than 110% of such fair market value. The aggregate fair market value of the shares covered by incentive stock options granted under the Plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit.

         The exercise price for any option under the Plan may be paid in cash, in shares of Class A Common Stock or such other consideration that is acceptable to the board of directors or the committee thereof. If the exercise price is paid in whole or in part in Class A Common Stock, such exercise may result in the issuance of additional options, known as "reload options," for the same number of shares of Class A Common Stock surrendered upon the exercise of the underlying option. The reload option would be generally subject to the same provisions and restrictions set forth in the Plan with respect to the underlying option except as varied by the board of directors or the committee thereof. A reload option enables the optionee to ultimately own the same number of shares as the optionee would have owned if the optionee had exercised all options for cash.

         Options granted under the Plan will be exercisable after the period or periods specified in the option agreement. Options granted under the Plan are not exercisable after the expiration of five years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. The Plan also authorizes Uniservice Corporation to make loans to optionees to enable them to exercise their options. No options have been granted pursuant to the Plan.

Option Exercises and Holdings

         Uniservice Corporation issued options as disclosed below, pursuant to the Stock Option Plan. No options or SARs were exercised or unexercised during fiscal year 1999 or 2000.

Certain Relationships and Related Transactions

         On August 4, 1998, Inversiones e Inmobiliaria Kyoto purchased 1,399,900 shares of class B common stock from Uniservice Corporation for $2,200,000, and Uniservice Corporation purchased Inversiones e Inmobiliaria Kyoto's 99.97% interest in Kentucky Foods Chile S.A. for $2,200,000 and Kentucky Foods Chile S.A. became Uniservice Corporation majority owned (99.97%) subsidiary. The remaining 15 shares of Kentucky Foods Chile S.A. stock were owned by Ricardo Vilensky, individually. Mr. Vilensky retained this minority interest because Chilean law requires that a Chilean corporation be owned by not less than two shareholders.

         Inversiones e Inmobiliaria Kyoto is a Chilean limited partnership whose partners are Inversiones Huillimapu S.A. (99%) and Ricardo Vilensky (1%), who is also its general manager. The shareholders of Inversiones Huillimapu S.A. are Ricardo Vilensky (90%) and Compania Administradora de Restaurantes Limitada (10%). The partners of Compania Administradora de Restaurantes Limitada are Inversiones e Inmobiliaria Kyoto (98%) and Mr. Vilensky (2%). The general manager of Compania Administradora de Restaurantes Limitada is Mr. Vilensky. Kyoto's interest was subsequently transferred to Inversiones e Inmobiliaria Kau Kau, S.A., which is wholly owned by Ricardo Vilensky.

         On June 30, 2000, Kentucky Foods Chile S.A. was divided into three separate entities, of which Uniservice Corporation owns a 99.97% interest in each. The remaining interests are held by Ricardo Vilensky. These companies maintain the same management structure established in Kentucky Foods Chile S.A. The three subsidiaries, which collectively operate and maintain the KFC restaurant activities are as follows:

        o Kentucky Foods Chile Ltda. maintains the fast food service operations, which includes purchases and sales.
        o Administradora de Equipos, Maquinarias y Rentas Inmobiliarias Ltda. contains all the assets, including machinery, equipment and restaurant leases.
        o Administradora de Servicios de Personal Millantue Ltda. maintains the administration division, which includes employee and personnel contracts.

         Sergio Vivanco, a member of the board of directors, also serves as Chilean legal counsel. Fernando Abud, a member of the board of directors, is a partner in the same law firm as Mr. Vivanco. Mr. Vivanco received approximately $60,000 in legal fees from Uniservice Corporation.

         Juan Carlos Cerda, a member of the board of directors, also serves as a tax advisor to Uniservice Corporation. He receives $10,000 per year for his services.

         On April 30, 1997, Kentucky Foods Chile sold its office facility in Santiago, Chile to Inmobiliaria KilKil S.A., whose shareholders include Inversiones Huillimapu (99%) and Mr. Vilensky (1%). In consideration for the payment price of $577,574, Inmobiliaria KilKil issued to Kentucky Foods Chile a promissory note for the total amount due, and in turn, Kentucky Foods Chile transferred the note to its principal shareholder, Inversiones e Inmobiliaria Kyoto. Of the total amount due, $303,191 was paid in the form of dividends to Inversiones e Inmobiliaria Kyoto for 1996 and $274,383 has been used to satisfy a loan obligation due by Kentucky Foods Chile to Inversiones e Inmobiliaria Kyoto in connection with the remodeling of two restaurants. On May 1, 1997, Kentucky Foods Chile entered into a ten year lease agreement with Inmobiliaria KilKil, at a rate of $9,050 per month, plus common area maintenance and general expenses of $1,100 per month.

                                 OTHER BUSINESS

         The board of directors knows of no other business to be brought before the Annual Meeting. If, however, business should properly come before the Annual Meeting, the persons named in the accompanying proxy may vote proxies in their discretion as they may deem appropriate, unless they are directed by shareholders otherwise.

         The election, approval or ratification of Uniservice Corporation's independent auditors for the year in which this annual meeting pertains has not been presented because Spear, Safer, Harmon & Co. have already been engaged to complete the audit for the year ended December 31, 2000. A representative of Spear, Safer, Harmon & Co. is expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and it is expected that they will be available to respond to appropriate questions. Fees for the last fiscal year (December 31, 1999) were $40,000 for annual audit, $7,500 for audit related services and $3,000 for all other non-audit services.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         A  shareholder  intending  to  present a  proposal  to be  included  in
Uniservice Corporation's proxy statement for Uniservice Corporation's 2001 Annual Meeting of Shareholders must deliver a proposal in writing to Uniservice Corporation's executive offices no later than May 30, 2001.

         In addition, the proxy solicited by the board of directors for the 2001 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless Uniservice Corporation is provided with notice of such proposal at a reasonable time before Uniservice Corporation mails its proxy statements.

                                              By Order of the Board of Directors

                                              RICARDO VILENSKY
                                              Chief Executive Officer
Boca Raton, Florida
March 5, 2001

                             Uniservice Corporation
                            Carmencita 25, Suite 102
                          Las Condes - Santiago, Chile

                                      PROXY

The undersigned hereby constitutes and appoints Ricardo Vilensky as Proxy, with the power to appoint their substitute, and hereby authorizes them to represent and to vote as designated below, all shares of common stock of Uniservice
Corporation held of record by the undersigned on February 12, 2001, at the Annual Meeting of Shareholders to be held on April 3, 2001, or any adjournment thereof.

(i)      Election of Directors
         FOR all nominees listed below           WITHHOLD AUTHORITY to vote
         (except as marked to the contrary)      for all nominees listed below
          | |                                    | |
          Ricardo Vilensky                       Avram Fritch
          Mauricio Aguirre                       Sergio Vivanco
          Juan Carlos Cerda                      Fernando Abud

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

(ii) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         This Proxy is solicited on behalf of the board of directors of Uniservice Corporation. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the Corporate name by President or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature If Held Jointly

                                              ----------------------------------
                                              (Please Print Name)

Dated:                       , 2001
      -----------------------                 ----------------------------------
                                               Number of Shares Subject to Proxy